SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 15, 1998
                                                   -------------------------


                        CIT Home Equity Loan Trust 1997-1
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    New York
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                      000-22959                           13-3960888
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)

                    c/o The CIT Group/Consumer Finance, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                                    ------------------------

                                       N/A
    ------------------------------------------------------------------------
        (Former name or former  address,  if changed  since last report.)

Item 5. Other Events.
        ------------

               On January 15, 1998, The Bank of New York (a New York Banking Corporation), as Trustee, made the monthly distribution to the holders of CIT Home Equity Loan Trust 1997-1, Class A-1 5.93% Home Equity Loan Asset Backed Certificates, Class A-2 6.17% Home Equity Loan Asset Backed Certificates, Class A-3 6.25% Home Equity Loan Asset Backed Certificates, Class A-4 6.37% Home Equity Loan Asset Backed Certificates, Class A-5 6.55% Home Equity Loan Asset Backed Certificates, Class A-6 6.67% Home Equity Loan Asset Backed Certificates, Class A-7 6.95% Home Equity Loan Asset Backed Certificates, Class A-8 6.65% Home Equity Loan Asset Backed Certificates, Class A-9 Home Equity Loan Asset Backed Certificates, Class M-1 6.85% Home Equity Loan Asset Backed Certificates, Class M-2 7.10% Home Equity Loan Asset Backed Certificates, Class B-1 7.45% Home Equity Loan Asset Backed Certificates, and Class B-2 8.78% Home Equity Loan Asset Backed Certificates.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

               (c)    Exhibits.

                      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

        Exhibit No.          Description                             Page
        ----------           -----------                             ----
        28                   Monthly Report delivered by               3
                             the Trustee to Certificateholders
                             in connection with distributions
                             on January 15, 1998

SIGNATURES
----------
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE CIT GROUP/CONSUMER
                                       FINANCE, INC., as master servicer



                                       By:   /s/ Frank J. Maderia
                                             -------------------------
                                       Name:  Frank J. Madeira
                                       Title: Vice President
Dated:  January 23, 1998

                      THE CIT GROUP/CONSUMER FINANCE, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a Vice President of The CIT Group/Consumer Finance, Inc., a corporation organized under the laws of Delaware ("CITCF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITCF pursuant to Section 6.02 of the Pooling and Servicing Agreement, dated as of July 1, 1997 (the "Agreement"), among CITCF, The CIT Group Securitization Corporation III and The Bank Of New York, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1997 to December 31, 1997
                                          -------------------------------------
   attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has affixed  hereunto his signature  this 12th day of
                                                                   -----------
January 1998.
------------

                                    THE CIT GROUP/CONSUMER FINANCE, INC.


                                     BY /s/ Frank Garcia
                                        -----------------------------
                                        Frank Garcia
                                        Vice President

                        CIT Home Equity Loan Trust 1997-1
            Home Equity Loan Asset Backed Certificates, Series 1997-1
                          Master Servicer's Certificate

                                                        Due Period     12/31/97
                                                        Determination   1/12/98
                                                        Distribution    1/15/98


I     Available in Certificate Account

      Principal collected on Mortgage
       Loans                                  10,549,293.19
      Interest collected on Mortgage Loans     4,198,795.35
      All Liquidation Proceeds with respect
       to Principal                               79,521.75
      All Liquidation Proceeds with respect
       to Interest                                     0.00
      Recoveries on previously Liquidated
       Mortgages                                       0.00
      Principal portion of Purchase Price
       on Repurchased Mortgage Loans                   0.00
      Interest portion of Purchase Price on
       Repurchased Mortgage Loans                      0.00
      Master Servicer Monthly Advances
       (net of Compensating Interest)            543,206.15
      Reimbursement of prior months Servicer
       Advances                                 (429,347.45)
      Compensating Interest                        3,534.56
      Investment Earnings on Certificate
       Account                                         0.00

               Total available in the Certificate Account         14,945,003.55


II    Distributions                          Per $ 1,000              Amount
                                        -------------------      ---------------

1.    Aggregate Class A-1 Distribution       114.19829061         10,277,846.16

2.    Aggregate Class A-2 Distribution         5.14166667            185,100.00

3.    Aggregate Class A-3 Distribution         5.20833333            317,708.33

4.    Aggregate Class A-4 Distribution         5.30833333            212,333.33

5.    Aggregate Class A-5 Distribution         5.45833333             81,875.00

6.    Aggregate Class A-6 Distribution         5.55833333             83,375.00

7.    Aggregate Class A-7 Distribution         5.79166667            191,125.00

8.    Aggregate Class A-8 Distribution         5.54166667            166,250.00

9.    Aggregate Class A-9 Distribution        29.95605438          2,696,044.89

10.   Aggregate Class M-1 Distribution         5.70833333            171,250.00

11.   Aggregate Class M-2 Distribution         5.91666667            192,291.67

12.   Aggregate Class B-1 Distribution         6.20833333            139,687.50

13.   Aggregate Class B-2 Distribution         7.31666667             36,583.33

14.   Aggregate Master Servicer Distribution                         193,533.33

15.   Aggregate Class R Distribution                                       0.00

            Total Distributions =                                 14,945,003.55

III   Certificate Class Balances
                                              Factor %               Amount
                                        -------------------   ------------------

      Opening Class A Certificate
       Balances as reported in prior
      Monthly Master Servicer Report:
                (a)  Class A-1              58.24746479%          52,422,718.31
                (b)  Class A-2             100.00000000%          36,000,000.00
                (c)  Class A-3             100.00000000%          61,000,000.00
                (d)  Class A-4             100.00000000%          40,000,000.00
                (e)  Class A-5             100.00000000%          15,000,000.00
                (f)  Class A-6             100.00000000%          15,000,000.00
                (g)  Class A-7             100.00000000%          33,000,000.00
                (h)  Class A-8             100.00000000%          30,000,000.00
                (j)  Class A-9              91.26979477%          82,142,815.29
                                                              ------------------
                                                                 364,565,533.60

      Opening Class M Certificate
       Balances as reported in prior
      Monthly Master Servicer Report:
                (a)  Class M-1            100.00000000%           30,000,000.00
                (b)  Class M-2            100.00000000%           32,500,000.00
                                                             ------------------
                                                                  62,500,000.00

      Opening Class B Certificate
       Balances as reported in prior
      Monthly Master Servicer Report
                (a)  Class B-1            100.00000000%           22,500,000.00
                (b)  Class B-2            100.00000000%            5,000,000.00
                                                             ------------------
                                                                  27,500,000.00


IV    Principal Distribution Formula

1(a). Fixed Rate Principal Remittance Amount           No.            Amount
                                                     -----   ------------------
               (a)  Stated principal collected                     1,258,506.87
               (b)  Principal Prepayments             153          7,305,758.64
               (c)  Liquidation Proceeds                              79,521.75
               (d)  Repurchased Mortgage Loans         0                   0.00

1(b). Add:  Fixed Rate Group Extra Principal
       Distribution Amount                                         1,375,003.30

1(c). Less:  Fixed Rate Group Overcollateralization
       Release Amount                                                      0.00
                                                             ------------------

         Total Fixed Rate Group principal distribution            10,018,790.56


2(a). Variable Rate Principal Remittance Amount
            (a)  Stated principal collected                           48,835.96
            (b)  Principal Prepayments                23           1,936,191.72
            (c)  Liquidation Proceeds                                      0.00
            (d)  Repurchased Contracts                 0                   0.00

2(b). Add:  Adjustable Rate Group Extra Principal
             Distribution Amount                                     299,698.48

2(c). Less: Adjustable Rate Group Overcollateralization
             Release Amount                                                0.00
                                                             ------------------

         Total Variable Rate Group principal distribution          2,284,726.16


3(a). Class A Principal Distribution Amount
                                          Per $ 1,000
                                      -------------------
      1.  Class A-1                      111.31989506             10,018,790.56
      2.  Class A-2                        0.00000000                      0.00
      3.  Class A-3                        0.00000000                      0.00
      4.  Class A-4                        0.00000000                      0.00
      5.  Class A-5                        0.00000000                      0.00
      6.  Class A-6                        0.00000000                      0.00
      7.  Class A-7                        0.00000000                      0.00
      9.  Class A-8
           (a)  Class A-8 Lockout
                 Percentage                                0.00%
           (b)  Class A-8 Lockout
                 Distribution Amount       0.00000000                      0.00
           10.  Class A-9                 25.38584617              2,284,726.16

3(b). Class M Principal Distribution
       Amount
            1.  Class M-1                  0.00000000                      0.00
            2.  Class M-2                  0.00000000                      0.00

3(c). Class B Principal Distribution
       Amount
            1.  Class B-1                  0.00000000                      0.00
            2.  Class B-2                  0.00000000                      0.00

                                         Factor %                      Amount
                                    -------------------           --------------
      Ending Class A Certificate
       Balances after distributions
       of principal in this Monthly
       Master Servicer Report:
              (a)  Class A-1            47.11547528%              42,403,927.75
              (b)  Class A-2           100.00000000%              36,000,000.00
              (c)  Class A-3           100.00000000%              61,000,000.00
              (d)  Class A-4           100.00000000%              40,000,000.00
              (e)  Class A-5           100.00000000%              15,000,000.00
              (f)  Class A-6           100.00000000%              15,000,000.00
              (g)  Class A-7           100.00000000%              33,000,000.00
              (h)  Class A-8           100.00000000%              30,000,000.00
              (i)  Class A-9            88.73121015%              79,858,089.13
                                                             ------------------
                                                                 352,262,016.89

      Ending Class M Certificate Balances
       after distributions of principal
       in this Monthly Master Servicer Report:
              (a)  Class M-1           100.00000000%              30,000,000.00
              (b)  Class M-2           100.00000000%              32,500,000.00
                                                             ------------------
                                                                  62,500,000.00

      Ending Class B Certificate Balances
       after distributions of principal
       in this Monthly Master Servicer Report:
              (a)  Class B-1           100.00000000%              22,500,000.00
              (b)  Class B-2           100.00000000%               5,000,000.00
                                                             ------------------
                                                                  27,500,000.00


V     Interest Distribution Formula

      Fixed Rate Group

         (a)  Fixed Rate Group Available
               Funds Cap Rate                   9.9200%

         (b)  Fixed Rate Group applicable
               Pass-Through Rate
                      1.     Class A-1          5.9300%
                      2.     Class A-2          6.1700%
                      3.     Class A-3          6.2500%
                      4.     Class A-4          6.3700%
                      5.     Class A-5          6.5500%
                      6.     Class A-6          6.6700%
                      7.     Class A-7          6.9500%
                      8.     Class A-8          6.6500%
                      9.     Class M-1          6.8500%
                     10.     Class M-2          7.1000%
                     11.     Class B-1          7.4500%
                     12.     Class B-2          8.7800%


      Variable Rate Group

      (a)  Adjustable Rate Group Available
            Funds Cap Rate                     29.9632%

      (b)  LIBOR Rate                           5.6250%

      (c)  Maximum Variable Rate               20.0000%

      (d)  Variable Rate Group (Class A-9)
            applicable Pass-Through Rate        5.8150%


      INTEREST REMITTANCE AMOUNT
       1.  Interest collected on Mortgage
            Loans                            4,198,795.35
       2.  Interest advanced on Mortgage
            Loans                              113,858.70
       3.  Compensating Interest on Mortgage
            Loans                                3,534.56
       4.  Substitution Adjustment interest          0.00
       5.  Purchase Price interest on repurchased
            accounts                                 0.00
       6.  Liquidation Proceeds interest portion     0.00

                     TOTAL INTEREST REMITTANCE AMOUNT              4,316,188.61

      Current Interest Requirement

      Fixed Rate Group

            1.  Class A-1 @ applicable Pass-Through Rate             259,055.60
            2.  Class A-2 @ applicable Pass-Through Rate             185,100.00
            3.  Class A-3 @ applicable Pass-Through Rate             317,708.33
            4.  Class A-4 @ applicable Pass-Through Rate             212,333.33
            5.  Class A-5 @ applicable Pass-Through Rate              81,875.00
            6.  Class A-6 @ applicable Pass-Through Rate              83,375.00
            7.  Class A-7 @ applicable Pass-Through Rate             191,125.00
            8.  Class A-8 @ applicable Pass-Through Rate             166,250.00
            9.  Class M-1 @ applicable Pass-Through Rate             171,250.00
           10.  Class M-2 @ applicable Pass-Through Rate             192,291.67
           11.  Class B-1 @ applicable Pass-Through Rate             139,687.50
           12.  Class B-2 @ applicable Pass-Through Rate              36,583.33


      Fixed Rate Group Interest Carry Forward Amount

            1.     Class A-1                      0.00
            2.     Class A-2                      0.00
            3.     Class A-3                      0.00
            4.     Class A-4                      0.00
            5.     Class A-5                      0.00
            6.     Class A-6                      0.00
            7.     Class A-7                      0.00
            8.     Class A-8                      0.00
            9.     Class M-1                      0.00
           10.     Class M-2                      0.00
           11.     Class B-1                      0.00
           12.     Class B-2                      0.00


      Fixed Rate Group Interest
       Distribution Amount
                                           Per $ 1,000
                                       -------------------
           1.     Class A-1                 2.87839555               259,055.60
           2.     Class A-2                 5.14166667               185,100.00
           3.     Class A-3                 5.20833333               317,708.33
           4.     Class A-4                 5.30833333               212,333.33
           5.     Class A-5                 5.45833333                81,875.00
           6.     Class A-6                 5.55833333                83,375.00
           7.     Class A-7                 5.79166667               191,125.00
           8.     Class A-8                 5.54166667               166,250.00
           9.     Class M-1                 5.70833333               171,250.00
          10.     Class M-2                 5.91666667               192,291.67
          11.     Class B-1                 6.20833333               139,687.50
          12.     Class B-2                 7.31666667                36,583.33
                                                             ------------------
                                                                   2,036,634.77
      Variable Rate Group

               1. Class A-9   @ applicable rate                      411,318.74

      Variable Rate Group Interest Carry
       Forward Amount

               1. Class A-9                       0.00

      Variable Rate Group Interest
       Distribution Amount
                                            Per $ 1,000
                                         -------------------
               1. Class A-9                 4.57020821               411,318.74

VI    Monthly Excess Cashflow

      (a)  Monthly Excess Interest Amount                          1,868,235.10
      (b)  Overcollateralization Release Amount                            0.00
                                                                 --------------
    Total Monthly Excess Cashflow Amount                           1,868,235.10



VII   Credit Enhancement Information

     (a)  Senior Enhancement Percentage            22.38%

     (b)  Specified Senior Enhancement
           Percentage                              40.70%

     (c)  Overcollateralization Amount:

              1.    Opening Overcollateralization Amount           9,914,467.56
              2.    Ending Overcollateralization Amount           11,574,293.20
              3.    Targeted Overcollateralization Amount         11,750,000.00
              4.    Overcollateralization Deficiency Amount        1,850,408.57
              5.    Overcollateralization Release Amount                   0.00


VIII  Trigger Information

      1. (a)  Delinquency Trigger percentage                2.91%
         (b)  Delinquency Trigger in effect ?                 NO

      2. (a)  Cummulative Realized Loss Trigger
               Event in effect ?                              NO
         (b)  Cummulative Realized Loss Termination
               Event in effect ?                              NO



IX    Pool Information                            No.               Amount
                                                -----        ------------------

      (a)  Closing Mortgage Loan Principal
            Balance:
              1.  Fixed Rate Group               7805           371,891,528.09
              2.  Variable Rate Group             952            81,944,782.00

      (b)  Weighted Average Mortgage Rate:
              1.  Fixed Rate Group                                     10.915%
              2.  Variable Rate Group                                   9.663%

      (c)  Weighted Average Remaining Maturity:
              1.  Fixed Rate Group                                      231.75
              2.  Variable Rate Group                                   340.15

      (d)  Weighted Average Original Maturity:
              1.  Fixed Rate Group                                      240.38
              2.  Variable Rate Group                                   347.60


X     Delinquency Information                   No.        %         Amount
                                              ---------------------------------

      A.  Fixed Rate Group:
        (a)  Delinquent Contracts:
                1.    31 - 59 Day Accounts      283        3.77%  14,002,324.24
                2.    60 - 89 Day Accounts      114        1.38%   5,131,994.52
                3.    90 - 119 Day Accounts      41        0.50%   1,855,559.51
                4.    120 +  Day Accounts        70        1.07%   3,985,528.27

        (b)  Mortgage Loans - In Foreclosure     23        0.38%   1,419,985.63
        (c)  REO Property Accounts                0        0.00%           0.00

      B.  Variable Rate Group:
        (a)  Delinquent Contracts:
                1.    31 - 59 Day Accounts       62        4.68%   3,833,582.31
                2.    60 - 89 Day Accounts       18        1.18%     963,180.18
                3.    90 - 119 Day Accounts       6        0.61%     502,835.09
                4.    120 +  Day Accounts        10        0.92%     752,102.97

        (b)  Mortgage Loans - In Foreclosure      4        0.37%     307,032.21
        (c)  REO Property Accounts                0        0.00%           0.00

      C.  Total For All Groups:
        (a)  Delinquent Contracts:
                1.    31 - 59 Day Accounts      345        3.93%  17,835,906.55
                2.    60 - 89 Day Accounts      132        1.34%   6,095,174.70
                3.    90 - 119 Day Accounts      47        0.52%   2,358,394.60
                4.    120 +  Day Accounts        80        1.04%   4,737,631.24

        (b)  Mortgage Loans - In Foreclosure     27        0.38%   1,727,017.84
        (c)  REO Property Accounts                0        0.00%           0.00



XI    Realized Losses                                  No.            Amount
                                                     -----        --------------

   1.   (a)  Gross Realized Losses during the period    1             94,397.88

        (b)  Net Realized Losses during the period                    14,876.13

        (c)  Cummulative Gross Realized Losses          1             94,397.88

        (d)  Cummulative Net Realized Losses                          14,876.13

        (e)  Applied Realized Loss Amount                                  0.00


   2.   (a)  Class M-1 Realized Loss Amortization Amount                   0.00

        (b)  Class M-1 Unpaid Realized Loss Amount                         0.00


   3.   (a)  Class M-2 Realized Loss Amortization Amount                   0.00

        (b)  Class M-2 Unpaid Realized Loss Amount                         0.00


   4.   (a)  Class B-1 Realized Loss Amortization Amount                   0.00

        (b)  Class B-1 Unpaid Realized Loss Amount                         0.00


   5.   (a)  Class B-2 Realized Loss Amortization Amount                   0.00

        (b)  Class B-2 Unpaid Realized Loss Amount                         0.00


XII   Miscellaneous Information

      1.   (a)  Monthly Master Servicer Fee                          193,533.33

           (b)  Amount of prior unpaid Master Servicing Fees
                 paid with this distribution                               0.00

           (c)  Total Master Servicing Fees paid with
                 this distribution                                   193,533.33

           (d)  Amount of unpaid Master Servicing Fees as
                 of this distribution                                      0.00


      2.   (a)  Opening Master Servicer Advance Balance            1,993,801.93

           (b)  Current Advance (exclusive of
                 Compensating Interest)                              543,206.15

           (c)  Reimbursement of prior Master Servicer
                 Advances                                           (429,347.45)
                                                             ------------------
           (d)  Ending Master Servicer Advance Balance             2,107,660.63


      3.   Current period Compensating Interest                        3,534.56


      4.   (a)  Stepdown Date in effect ?                    NO